EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "Company") on Form 10-Q for the period ending May 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fraser Campbell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 20, 2011

By: /s/ Fraser Campell

-------------------------------

Fraser Campbell

Chief Executive Officer and

Chief Financial Officer